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                         Hartford Leaders Epic
                        Separate Account Seven
                    Hartford Life Insurance Company

                          File No. 333-104356


  Supplement Dated December 4, 2003 to the Prospectus Dated November 3, 2003
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              SUPPLEMENT DATED DECEMBER 4, 2003 TO THE PROSPECTUS

The following disclosure replaces the second footnote to the MAV/EPB Death Benefit Charge under the prospectus Fee Table for fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds:

         The MAV/EPB Death Benefit is not available for Contracts issued in New York, Minnesota or Washington.

The following disclosure replaces the first sentence in the second paragraph under Sub-Section of the prospectus entitled "MAV/EPB Death Benefit" in the Death Benefit Section of the prospectus:

         The MAV/EPB Death Benefit may not currently be available in your state and is not available in New York, Minnesota or Washington.









  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4293